Developing Communities Since 1929 NYSE LEV March 30, 2006

Except for historical information contained herein, the matters discussed in this presentation contain forward-looking statements within the meaning of section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that involve substantial risks and uncertainties. Actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements contained herein. These forward-looking statements are based largely on the expectations of Levitt Corporation ("Levitt") and are subject to a number of risks and uncertainties that are subject to change based on factors which are, in many instances, beyond their control. These include, but are not limited to, risks and uncertainties associated with: The impact of economic, competitive and other factors affecting the companies and their operations, markets and products; Risks and uncertainties relating to the market for real estate generally and in the areas where Levitt has developments; The availability and price of land suitable for development, materials prices, labor costs, interest rates, environmental factors and governmental regulations; and Inclement weather such as hurricanes and tropical storms, as well as other natural disasters. The foregoing factors are not exclusive and reference is also made to other risks and factors detailed in reports filed by Levitt with the Securities and Exchange Commission. FORWARD-LOOKING STATEMENTS

America's Oldest Home Builder (1929) William J. Levitt, Father of suburbia Developer of Levittowns in New York, New Jersey and Pennsylvania Residential Builder of over 200,000 homes

THE LEVITT BRAND Building a Proud Legacy

Assets $896 Million Shareholders' Equity $350 Million Market Capitalization $439 Million Note: Assets and shareholders' equity as of 12/31/05 Market capitalization as of 03/20/06 KEY HIGHLIGHTS

KEY FINANCIAL HIGHLIGHTS 2000 - 2005 CAGR Revenue Up 39.6% Net Income Up 51.2% Diluted EPS Up 42.3%

KEY FINANCIAL HIGHLIGHTS 2004 vs. 2005 Revenue Up 1.3% Net Income Down 4.4% Diluted EPS Down 9.9%

FLORIDA INVENTORY Building inventory in Florida *Actively selling communities *

2005 - 2006 STRATEGIC INITIATIVES Organizational redesign Customer care and quality Information Technology Strengthen and diversify inventory Levitt University Strengthen management team Performance management The "Levitt Way" Office consolidation

PREPARING FOR FUTURE GROWTH Improving infrastructure, systems & processes Stronger and more diversified inventory position as a result of opening 13 new communities and expansion into regions outside the state of Florida Expanding management team and staff Continued investments in infrastructure necessary to fund projects launched in 2005 and to realize growth goals 2006 financial results projected to be lower than 2005 Improvement in Homebuilding offset by lower third party land sales and higher SG&A

2000 2001 2002 2003 2004 2005 105.99 144.25 209.4 285.5 554.5 561.9 CONSOLIDATED REVENUE (Dollars in Millions) Compound Growth 39.6% 1.3%

NET INCOME (Dollars in Millions) 2000 2001 2002 2003 2004 2005 6.96 7.52 19.51 26.8 57.4 54.9 Compound Growth 51.2% -4.4%

LEVITT CORPORATION HOMEBUILDING DIVISION LAND DIVISION

HOMEBUILDING DIVISION A Leader in Active Adult Communities

HOMEBUILDING DIVISION Homes & Communities

HOMEBUILDING DIVISION Homes & Communities

FLORIDA # 1 State for Homebuilding *2004 Single-unit housing additions Source: Population Division, U.S. Census Bureau 4 1 13 19 Florida 198,430 Homes* Estimated 350,000 people migrated to Florida from July 2004 - July 2005 Source: Population Division, U.S. Census Bureau

Currently developing 13 communities in Florida. Other communities are located in Georgia, South Carolina and Tennessee. Myrtle Beach Jacksonville Orlando St. Lucie Palm Beach County Fort Myers Sarasota Atlanta Nashville Memphis LEVITT MARKETS Driving Growth in the Southeast Tampa

2000 2001 2002 2003 2004 2005 Levitt and Sons 114.62 146.87 204.73 513.44 427.9 547 NEW ORDERS (Dollars in Millions) Units 599 694 980 2,240 27.8% Compound Growth 36.7% 1,679 1,767

2000 2001 2002 2003 2004 2005 Levitt and Sons 191.3 211.627 208.908 229.212 254.863 309.59 NEW ORDERS Average Selling Prices (Dollars in Thousands) 21.5%

2000 2001 2002 2003 2004 2005 Levitt and Sons 94.75 125.04 167.53 458.77 448.64 557.3 BACKLOG OF SIGNED CONTRACTS (Dollars in Millions) Units 487 584 824 2,053 Compound Growth 42.5% 1,814 1,792 24.2%

2000 2001 2002 2003 2004 2005 Levitt and Sons 441 597 740 1011 2126 1789 DELIVERIES (Housing Units) $195,000 $219,000 $220,000 $190,000 Average Sales Price of Homes Delivered Compound Growth 32.3% $222,000 $245,000 -15.9%

TOTAL HOME SALE REVENUES (Dollars in Millions) 2000 2001 2002 2003 2004 2005 84.3 117.7 162.4 222.3 472.3 438.4 Compound Growth 39.1% -7.2%

2001 2002 2003 2004 2005 0.188 0.191 0.221 0.214 0.208 HOME SALES MARGIN

Future Residential Units Currently in development* 8,706 Properties under contract 4,073 Total Lots 12,779 As of 12/31/05 *Excludes Backlog HOMEBUILDING DIVISION Lot Inventory

LAND DIVISION Developer of Master Planned Communities Community Master Plan encompasses: Residential Commercial Public use (schools, parks, etc.) Residential tracts Sold as raw land or developed lots Customers include Levitt and Sons and independent builders such as Lennar, Pulte and Toll Brothers Commercial tracts Land sold/leased to independent developers Land sold/leased to commercial users Vertical development by Core sold/leased to commercial users

Port St. Lucie: Nation's fastest growing large city* MASTER PLANNED COMMUNITIES *Reported by U.S. Census Bureau on June 30, 2005 for the period of July 1, 2003 to July 1, 2004. St. Lucie West Tradition Hardeeville, SC Acquired September, 2005

Original 4,600-acre Master Planned Community Location of the PGA Country Club Tradition Field Home of New York Mets spring training St. Lucie Mets farm club 6th Fastest selling Master Planned Community in 2003* Florida *Source: Robert Charles Lesser & Co

Total 8,200-acre Master Planned Community 5 miles frontage on Interstate 95 8th fastest selling Master Planned Community in 2004* Expected to include ~ 18,000 residential units Expected to include ~ 8.5 million square feet of commercial space *Source: Robert Charles Lesser & Co.

Total 5,400-acre Master Planned Community 3 miles frontage on Interstate 95 2 miles frontage on Highway 278 Located between Savannah and Hilton Head Entitled for 9,500 residential units and 1.5 million square feet of commercial space Focus on retirement and pre- retirement market

LAND DIVISION Land Inventory - Investment As of 12/31/2005 *Includes non-saleable acreage Book Value Acres Total Per Acre Florida Total Acres* 6,702 Saleable Acres (est.) 4,076 $108 mil. $26,000 South Carolina Total Acres* 5,390 Saleable Acres (est.) 2,973 $ 43 mil. $14,000 Sales Value Acres Total Per Acre Backlog - Florida 238 $ 35 mil. $146,000

2001 2002 2003 2004 2005 0.51 0.467 0.43 0.555 0.52 LAND DIVISION MARGIN

NYSE - BXG 31% owned by Levitt Corporation Operator of resort properties under the timeshare model Operates throughout the U.S., primarily "drive to" destinations More than 150,000 resort owners Over 40 resorts Developer of residential and golf communities Over 49,000 homesites sold in 32 States since 1985 BLUEGREEN CORPORATION

2001 2002 2003 2004 2005 12 16 20 42.6 46.5 BLUEGREEN CORPORATION NET INCOME (Dollars in Millions) Compound Growth 31.1% 9.4%

2000 2001 2002 2003 2004 2005 168.86 196.16 295.46 393.5 678.47 895.673 TOTAL CONSOLIDATED ASSETS (Dollars in Millions) Compound Growth 39.6% 32.0%

2000 2001 2002 2003 2004 2005 62.51 70.03 107.53 125.5 294.79 349.785 SHAREHOLDERS' EQUITY (Dollars in Millions) Compound Growth 41.1% 18.7%

2000 2001 2002 2003 2004 2005 1.26 1.32 1.37 1.39 0.91 1.17 DEBT-TO-EQUITY RATIO

2000 2001 2002 2003 2004 2005 0.118 0.114 0.22 0.2301 0.273 0.17 RETURN ON AVERAGE EQUITY

GROWTH STRATEGY Strong emphasis on Homebuilding Operations New Master Planned Communities to support Homebuilding growth and leverage core competencies Acquisitions Primarily outside Florida Limited near term appetite Add value with Levitt brand and Active Adult expertise

Future Residential Units Homebuilding Division Currently in development* 8,706 Properties under contract 4,073 Land Division 20,500 Total Units 33,279 As of 12/31/05 *Excludes Backlog TOTAL LAND INVENTORY (Est.)

Strong legacy and powerful brand Florida is #1 state for homebuilding Experienced management in place for future growth Expert in Active Adult market Accomplished developer of Master Planned Communities Strong balance sheet Solid land position KEY CONSIDERATIONS (NYSE: LEV)

2000 2005 Net Income 7 54.9 2000 2005 Backlog 94.8 557.3 2000 2005 Total Assets 168.9 895.7 2000 2005 Shareholder Equity 62.5 349.8 2000 2005 Total Revenues 106 561.9 CAGR =Compound Annual Growth Rate 39.6% 41.1% 42.5% 39.6% 51.2% CAGR CAGR CAGR CAGR CAGR SUMMARY FINANCIAL RESULTS (Dollars in Millions)

Developing Communities Since 1929

APPENDIX

HOMEBUILDING COMMUNITIES Active Adult As of December 31,2005

HOMEBUILDING COMMUNITIES Family As of December 31,2005 48

Developing Communities Since 1929 NYSE LEV